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                           CALAMOS(R) FAMILY OF FUNDS

                       Calamos Convertible Technology Fund

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                        SUPPLEMENT DATED JUNE 27, 2002 TO
                        PROSPECTUS DATED JANUARY 1, 2002


The board of trustees of Calamos Investment Trust has determined that it is in the best interest of shareholders to liquidate the Calamos Convertible Technology Fund (the "Fund") as of July 31, 2002. In anticipation of that liquidation, the Fund will be closed to all new purchase orders effective June 27, 2002. The Fund will accept properly completed purchase orders accompanied by payment received before the close of business on June 26, 2002. Scheduled purchases through the Fund's automatic investment plan scheduled to occur on or after June 27, 2002 will be canceled. Purchase applications received by fax or any other means will not be accepted unless payment for the shares has been received before the close of business on June 26, 2002. Calamos reserves the right to re-open the Fund to purchases if the board of trustees determines that re-opening would be in the best interest of the shareholders of the Fund.

Each of the other Calamos Funds remains open to new investments, except that Calamos Market Neutral Fund is closed to most new investors.

Call us at 1-800-582-6959 if you have any questions about the Fund's liquidation.